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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): MARCH 14, 1999




                             BANKBOSTON CORPORATION
             (Exact name of registrant as specified in its charter)




MASSACHUSETTS                         1-6522                04-2471221
(State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                   File Number)          Identification No.)



100 FEDERAL STREET, BOSTON, MASSACHUSETTS                   02110
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200




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ITEM 5.  OTHER EVENTS.

       BankBoston Corporation, a Massachusetts corporation ("BankBoston"), has entered into an Agreement and Plan of Merger, dated as of March 14, 1999 (the "Merger Agreement") with Fleet Financial Group, Inc., a Rhode Island corporation ("Fleet"), pursuant to which BankBoston will be merged with and into Fleet (the "Merger"). The headquarters of the combined company, which will be called Fleet Boston Corporation ("Fleet Boston"), will remain in Boston. The Merger is intended to constitute a tax-free reorganization for federal income tax purposes and to be accounted for as a "pooling of interests." The Merger Agreement is filed herewith as Exhibit 2 and is incorporated by reference herein.

     Under the terms of the Merger Agreement, each share of BankBoston common stock, par value $1.00 per share ("BankBoston Common Stock") outstanding at the effective time of the Merger (subject to certain exceptions), together with the rights attached thereto (the "Rights") issued pursuant to the Rights Agreement, dated as of June 28, 1990, as amended (the "Rights Agreement"), between BankBoston and BankBoston, N.A., as rights agent, will be converted into the right to receive 1.1844 shares of Fleet common stock, par value $0.01 per share ("Fleet Common Stock") (with cash being paid in lieu of fractional share interests).

       Consummation of the Merger is subject to various conditions, including
(i) the approval of the holders of two-thirds of the shares of BankBoston Common Stock and of the holders of a majority of the shares of Fleet Common Stock, (ii) the approval of the appropriate state and federal banking regulators and other governmental agencies, (iii) the receipt by BankBoston and Fleet of letters from their independent accountants that the Merger will qualify for "pooling of interests" accounting treatment, (iv) the receipt by BankBoston and Fleet of an opinion of counsel that the Merger will be treated for federal tax purposes as a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and (v) other customary conditions to closing.

       Following consummation of the Merger, Terrence Murray, currently Chairman and Chief Executive Officer of Fleet, will become Chairman of Fleet Boston. Charles K. Gifford, currently BankBoston's Chairman and Chief Executive Officer, will serve as President and Chief Operating Officer of Fleet Boston. Mr. Gifford will become Chief Executive Officer of Fleet Boston on December 31, 2001 (or at such earlier time as Mr. Murray may cease to serve in such role) and Chairman one year later (or at such earlier time as Mr. Murray may cease to serve in such role). Following consummation of the Merger, the Board of Directors of Fleet Boston will consist of ten individuals designated by BankBoston and twelve individuals designated by Fleet.

       In connection with the Merger Agreement, BankBoston and Fleet have entered into reciprocal stock option agreements (the "Stock Option Agreements"), each dated March 14, 1999. The Stock Option Agreements provide (i) BankBoston with the right to purchase up to 113,127,918 shares of Fleet Common Stock at a price, subject to



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certain adjustments, of $44.75 per shares (the "Fleet Option") and (ii) Fleet with the right to purchase up to 59,005,179 shares of BankBoston Common Stock at a price, subject to certain adjustments, of $46.938 per share (the "BankBoston Option" and, together with the Fleet Option, the "Options"). Each of the Options, if exercised by the grantee thereto, is intended to provide the grantee, before giving effect to the exercise of such Option, 19.9% of the total number of shares of the issuer then issued and outstanding. The Options will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. Under certain circumstances, the issuer of the Option may be required to repurchase the applicable Option or the shares acquired pursuant to the exercise of such Option. Alternatively, the holder of such Option could surrender the Option and any shares purchased under the Option in exchange for a cash payment of $560 million, subject to adjustment. The options were granted by each of BankBoston and Fleet as a condition to the other party's entering into the Merger Agreement. The Stock Option Agreements are filed as Exhibits 99(a) and 99(b) and are incorporated by reference herein.

       The joint press release issued by BankBoston and Fleet with respect to the Merger is filed herewith as Exhibit 99(c).

       In connection with the execution of the Merger Agreement and the Stock Option Agreements, BankBoston amended the Rights Agreement to provide that the Rights will not become distributable or exercisable as a result of the execution of the Merger Agreement and the Stock Option Agreement relating to the BankBoston Option or the consummation of the transactions contemplated thereby. At the time it amended the Rights Agreement, BankBoston adopted a substantially identical amendment to its Renewed Rights Agreement, dated as of December 17, 1998. The amendments to the Rights Agreement and the Renewed Rights Agreement are filed herewith as Exhibits 99(d) and 99(e) and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       2 Agreement and Plan of Merger, dated as of March 14, 1999, by and between BankBoston Corporation and Fleet Financial Group, Inc.

       99(a) Stock Option Agreement, dated March 14, 1999, between Fleet Finacial Group, Inc., as issuer, and BankBoston Corporation, as grantee.

       99(b)  Stock Option Agreement, dated March 14, 1999, between
              BankBoston Corporation, as issuer, and Fleet Finacial Group, Inc., as grantee.



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       99(c)  Press Release issued by BankBoston Corporation and Fleet Financial
              Group, Inc. on March 14, 1999.

       99(d) Amendment No. 2, dated as of March 14, 1999, to the Rights Agreement, dated as of June 28, 1990, as amended, between BankBoston Corporation and BankBoston, N.A., as rights agent.

       99(e) Amendment No. 1, dated as of March 14, 1999, to the Renewed Rights Agreement, dated as of December 17, 1998, between BankBoston Corporation and BankBoston, N.A., as rights agent.



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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   BANKBOSTON CORPORATION


Dated:  March 19, 1999                             /s/ JANICE B. LIVA
                                                   -----------------------------
                                                   Janice B. Liva
                                                   Assistant General Counsel and
                                                       Assistant Clerk


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